UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
 (Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 1 3-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 7.01 Regulation FD Disclosure.

New Generation Biofuels Holdings, Inc. (the “Company”) intends to refer to the materials filed herewith, in whole or in part, in telephone conferences or meetings with investors and/or analysts. A copy of the presentation is attached hereto as Exhibit 99.1.  The slides are also available on our web site at www.newgenerationbiofuels.com.

The information in this Item 7.01 and the exhibit attached hereto will no longer be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of  1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, once superseded by more up to date materials on our web site, except as may be expressly set  forth by specific reference in such filing.

Item 8.01 Other Events.

On June 3, 2010, the Company and Regent Trend Investment Ltd. (soon to be Milestone Biofuels Limited) (“Milestone”) announced an amendment to their non-binding Memorandum of Understanding (MOU), dated March 12, 2010 to extend the due diligence period an additional 90 days (to August 25, 2010) to more fully explore the opportunities available for both parties. As previously disclosed, the MOU contemplates a strategic relationship between Milestone and the Company, including a $20 million direct equity investment in the Company and collaboration with Milestone to fund a joint venture to develop and operate biofuel production plants in the continental United States with a production capacity of 250 million gallons per year. In addition to satisfactory completion of due diligence, any transaction also remains subject to negotiation and execution of definitive agreements and board approval by both parties.  The transaction also likely would need shareholder approval under Nasdaq listing rules, which the Company presently intends to seek at its annual shareholders’ meeting scheduled for July 8, 2010.  There can be no assurance that the transaction will be completed, either on the proposed terms and within the timeframe currently anticipated, or at all.

           A copy of the press release is furnished as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation
99.2	Press Release, dated June 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 9, 2010	/s/ Cary J. Claiborne
Name: Cary J. Claiborne Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation
99.2	Press Release, dated June 3, 2010